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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 16, 1996



                         LITHIUM TECHNOLOGY CORPORATION
       (Exact Name of Small Business Issuer as Specified in Its Charter)




          Delaware                 1-10446                    13-3411148
- ------------------------------    ----------                --------------
State or Other Jurisdiction of    Commission                 IRS Employer
Incorporation or Organization     File Number             Identification No.



5115 Campus Drive, Plymouth Meeting, PA                         19462
- ---------------------------------------                        -------
Address of Principal Executive Offices                         Zip Code

       Registrant's telephone number, including area code: (610)940-6090


         -----------------------------------------------------------
         Former name or former address, if changed since last report





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Item 5.  Other Events.

                 Public Announcement of Lawsuit. Lithium Technology Corporation (the "Company") announced today in a press release that it had filed a lawsuit against Christy & Viener, a New York City law firm, and others for claims arising out of Christy & Viener's alleged fraud, legal malpractice and conflicts of interest. The complaint also asserts claims for alleged violations of Federal securities laws, the Racketeer Influenced and Corrupt Organizations Act, and fiduciary duties owed by the law firm and its partners to the Company.

                 The lawsuit was filed in United States District Court in Philadelphia and names as defendants: Christy & Viener and William Gray, Steven Berger, and Franklin Viele, each a partner in the firm. The complaint includes claims against a fifth defendant, Richard Perlman, formerly a financial advisor to the Company and a member of its Board of Directors.





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                                   SIGNATURE



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         LITHIUM TECHNOLOGY CORPORATION



                                 By:      /s/ David J. Cade
                                          -------------------------------------
                                          David J. Cade
                                          President and Chief Operating Officer



Date:    August 16, 1996





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